Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO II

SUPPLEMENT DATED NOVEMBER 22, 2024

TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED APRIL 29, 2024, AS SUPPLEMENTED

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a proposal to merge SSGA Emerging Markets Enhanced Index Portfolio II (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio), a series of the Trust (the “Acquired Portfolio”), with and into SSGA Emerging Markets Enhanced Index Portfolio, a series of the Trust (the “Acquiring Portfolio”). The proposed merger is intended to enhance operational efficiency by combining two Portfolios that are managed by the same investment team using the same investment objectives and strategies and substantially similar policies. More information about the Acquiring Portfolio and the definitive terms of the proposed merger will be included in proxy materials.

The proposed merger is subject to certain conditions, including approval by shareholders of the Acquired Portfolio. It is currently anticipated that proxy materials regarding the proposed merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Acquired Portfolio in late 2024, and that a meeting of shareholders to consider the merger proposal will be held in the first half of 2025. If approved by shareholders, the proposed merger is expected to be completed on or about April 28, 2025.

In addition, effective immediately, the section entitled “Past Performance” in the Summary Prospectus and in the Portfolio Summary section of the Prospectus is deleted in its entirety and replaced with the following:

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. From January 1, 2016 through August 19, 2024, AIL served as the subadviser to the Portfolio, and effective August 19, 2024, SSGA Funds Management, Inc. (“SSGA FM”) became the subadviser to the Portfolio. Investment performance prior to such dates may not be representative of the performance the Portfolio would have achieved had SSGA FM been its subadviser and had its current principal investment strategies then been in effect.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	Q4 2020	26.89%
Lowest Quarter	Q1 2020	-26.41%

Average Annual Total Returns as of December 31, 2023

	1 Year	5 Years	10 Years
Class A	6.67%	3.14%	1.56%
Class B	6.47%	2.88%	1.30%
MSCI Emerging Markets Index (reflects no deduction for mutual fund fees or expenses)	9.83%	3.69%	2.66%

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Portfolio, nor is it a solicitation of any proxy. For information regarding the Acquiring Portfolio, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger once the registration statement relating to the proposed merger filed with the Securities and Exchange Commission (“SEC”) has become effective, please call 800-882-1292 or visit www.brighthousefinancial.com/products/fund-resources. The prospectus/proxy statement (when available) will contain important information about portfolio objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE